UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2026

NAVAN, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42922	47-3424780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3045 Park Boulevard Palo Alto, California		94306
(Address of Principal Executive Offices)		(Zip Code)
(888) 505-8747
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00000625 par value	NAVN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2026, the Board of Directors (the “Board”) of Navan, Inc. (the “Company”) increased the size of the Board from nine to ten directors and elected Shai Weiss to serve as a Class III director of the Company, in each case effective as of such date. Mr. Weiss’s term as a Class III director continues until the Company’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board also appointed Mr. Weiss to serve on the Audit Committee of the Board (the “Audit Committee”).

Mr. Weiss, age 57, is an experienced executive and board member with an extensive background in the travel, technology, and financial sectors. From January 2019 to December 2025, Mr. Weiss served as the Chief Executive Officer of Virgin Atlantic Limited (“Virgin Atlantic”) and was an Executive Director of its board from 2014 until December 2025. Mr. Weiss served as Virgin Atlantic’s Chief Commercial Officer from 2017 to 2018 and Executive Vice President and Chief Financial Officer from 2014 to 2017. Prior to Virgin Atlantic, Mr. Weiss served as an Investment Partner of Virgin Management Limited from 2012 to 2014. His career with the Virgin Group began in 2006 as a Founding Partner of Virgin Green Fund. Previously, Mr. Weiss held several senior management positions at NTL:Telewest (now Virgin Media O2). He earned his Bachelor of Business Administration from Baruch College and his Master of Business Administration from Columbia Business School. Mr. Weiss previously served on the board of Check Point Software Technologies Ltd. (NASDAQ: CHKP) from November 2018 to September 2025 and served on the UK Prime Minister’s Business Council.

Mr. Weiss will receive cash and equity compensation for his service on the Board in accordance with the Company’s Non-Employee Director Compensation Policy, which was filed by the Company as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2025 filed with the Securities and Exchange Commission on December 15, 2025 (the “Director Compensation Policy”). Pursuant to the Director Compensation Policy, on January 28, 2026, Mr. Weiss received an initial equity award consisting of restricted stock units (the “Initial RSU Award”) covering a number of shares that resulted in the Initial RSU Award having a grant date fair value of $450,000, rounded up to the nearest whole share. The Initial RSU Award will vest over a three-year period, with one third of the restricted stock units subject to the Initial RSU Award vesting in equal annual installments following the date of grant, such that the Initial RSU Award is fully vested on the third anniversary of the date of grant, subject to Mr. Weiss’s continuous service through each vesting date. Pursuant to the Director Compensation Policy, Mr. Weiss is also eligible to receive an annual Board service retainer of $35,000 and an annual Audit Committee service retainer of $10,000, in each case prorated based on his period of service, and, on the date of each annual stockholder meeting of the Company, an award consisting of restricted stock units (the “Annual RSU Award”) covering a number of shares that results in the Annual RSU Award having a grant date fair value of $215,000, rounded up to the nearest whole share (in the case of Mr. Weiss’s first Annual RSU Award, prorated based on his period of service). Each Annual RSU Award will vest in full on the earlier of (i) the first anniversary of the date of grant or (ii) the date of Company’s next annual stockholder meeting following the date of grant, subject to Mr. Weiss’s continuous service through the vesting date.

In connection with his election to the Board, the Company and Mr. Weiss entered into the Company’s standard form indemnification agreement, which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 19, 2025. The indemnification agreement, among other things, requires the Company to indemnify Mr. Weiss for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his services as a director of the Company or any other entity or enterprise to which he provides services at the Company’s request.

There is no arrangement or understanding with any other person pursuant to which Mr. Weiss was elected to serve as a director of the Company, and there are no family relationships between Mr. Weiss and any director or executive officer of the Company. Additionally, there are no transactions between Mr. Weiss and the Company that would be required to be reported under Item 404 of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On January 28, 2026, the Company issued a press release announcing the election of Mr. Weiss to the Board. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press Release dated January 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navan, Inc.
Dated: January 28, 2026
	By:	/s/ Ariel Cohen
Ariel Cohen
Chief Executive Officer